SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                         COMMISSION  FILE  NO.  0-28833

        Date of Report (Date of earliest event reported):  June 30, 2000



                             NETWEB ONLINE.COM INC.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                 TEXAS                                   75-2767933
      -----------------------------                  -------------------
     (State or Other Jurisdiction of                 (I.R.S.  Employer
      Incorporation or Organization)                 Identification  No.)


                      3350  N.W.  2ND  AVENUE,  SUITE  A28
                             BOCA  RATON,  FL  33431
          ------------------------------------------------------------
                  (Address  of  Principal  Executive  Offices)


                                 (561) 289-5175
          ------------------------------------------------------------
              (Issuer's  Telephone  Number,  Including  Area  Code)


                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM  5.     OTHER  EVENTS
             -------------

On June 26, 2000 NetWeb OnLine.Com Inc. entered into an Agreement with Theodore A. Efimov (Sylvia Efimov, his wife) and Bryan J. Efimov (Patricia Efimov, his wife) all of whom are jointly referred to as Efimov as the context may provide, whereby the Efimovs agreed to surrender to the Issuer all of their shares of Common Stock and Preferred Stock of NetWeb in exchange for all of the issued and outstanding shares of The Golfing Network.Com Inc. (a Florida corporation, being a wholly-owned subsidiary of the Issuer).

The effective date of the transaction was June 30, 2000 and both Theodore A. Efimov and Bryan J. Efimov contemporaneously with the Closing of the transaction resigned as officers and or directors of the Issuer, effective immediately.

All  shares  so  surrendered  are  being  canceled  by  the  Issuer.

As of the date of this filing, no individuals have been appointed by the Board of Directors as successors to Theodore A. Efimov and Bryan J. Efimov.



Item  7.   Financial  Statements  and  Exhibits
           ------------------------------------

          (C)  EXHIBITS
               --------

          10.1 Sale, Transfer And Assignment Agreement dated June 26, 2000, effective as of the Closing on June 30, 2000 between NetWeb OnLine.Com Inc. and Theodore Efimov, et al.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   NETWEB  ONLINE.COM  INC.
                                   ---------------------------

                                   By: /s/ Paul  M.  Galant
                                   ---------------------------
                                   Name:   PAUL  M.  GALANT
                                   Title:  Secretary/Treasurer


Date:  July 10, 2000

10.1  Exhibit

                          SALE, TRANSFER AND ASSIGNMENT


PARTIES.
NEWWEB ONLINE.COM INC. ("NETWEB") and THEODORE EFIMOV, SYLVIA EFIMOV, BRYAN EFIMOV and PATRICIA EFIMOV, jointly and or severally referred to as the "EFIMOVS".

CONTEMPLATED  TRANSACTION.
The transfer of 100% of the ownership of THE GOLFING NETWORK.COM INC., TGNC (a Florida corporation), including all of the operating assets - related Internet web sites, the WonderStick patent, tradename and product inventory; agreements and related liabilities of thegolfingnetwork.com.

The parties agree that NETWEB will transfer all of the issued shares of Capital Stock of TGNC to the EFIMOVS in exchange for their delivery, in negotiable form, all of the shares of Common and Preferred Stock of NETWEB which are owned of record by the EFIMOVS.


NETWEB DOES HEREBY THIS DAY, SELL, TRANSFER, CONVEY AND ASSIGN UNTO the EFIMOVS, Certificate #1001 representing 1,000 shares of TGNC, presently being all of the issued and outstanding shares of TGNC. Contemporaneously, the EFIMOVS hereby sell, transfer convey and assign unto NETWEB ONLINE.COM INC., all of their ownership interests in and to the following share certificates issued by NETWEB:

   COMMON  STOCK:
            250,000 shares, Certificate #3013  Issued 12/29/99 i/n/o
                         Theodore A. and Sylvia A. Efimov
            250,000 shares, Certificate #3014  Issued 12/29/99 i/n/o
                         Bryan J. and Patricia Efimov
   SERIES  I  -CONVERTIBLE  PREFERRED  STOCK:
   15,026 shares, Certificate #P-I 0002 Issued 10/02/98 i/n/o Theodore A. Efimov SERIES II -REDEEMABLE PREFERRED STOCK:
   200,000 shares, Certificate #P-II 0001 Issued 05/15/98 i/n/o Theodore A.
   Efimov

SPECIFIC  WEB  SITE  ASSET
It is the intent of the parties that this Transaction include the transfer of the 90% ownership interest owned by NETWEB in the e-tradegolf.com Internet web site. To assure that this transfer is so concluded, the EFIMOVS will undertake to obtain the consent of Michael F. Roesler, 10% owner thereof, to enter into an exchange of 33,737 shares of Series I, Convertible Preferred Stock issued on 12/8/99 (under the name GEAC, Inc.) for a like number of a similar convertible preferred stock to be issued by TGNC. Upon receipt by NETWEB from Michael Roesler of the described share certificate properly endorsed, the asset transfer to TGNC shall be deemed effective.

All Certificates being exchanged will be duly signed by the record owners and all signatures will be duly stamped with a medallion signature guarantee by an authorized bank.

EACH  OF  THE  PARTIES  HEREBY  WARRANT  AND  REPRESENT:
1. That he/she is an owner of the rights, title and interest in and to the described share certificates, and that he/she has the legal capacity to sell, transfer and assign such ownership rights;
2. That to the best knowledge of each party there are no threatened or pending law suites or legal proceedings of any kind against any of the parties with regard to the subject shares;
3. That to the best knowledge of each party there are no valid claims by any third parties that can be asserted against their ownership interests;
4. That all parties will execute any and all documents that may hereafter be required to transfer the ownership interests as stated.

EFFECTIVE  DATE.
The parties hereby agree that this transaction shall be effective as of June 30, 2000, at which time all activity conducted in the name of NETWEB by Bryan Efimov shall cease.

RELEASE  OF  PARTIES.
The parties hereto do hereby forever release each of the other from any and all liability which may arise out of this transaction.

APPLICABLE  LAW.
The parties agree that all disputes hereunder shall be governed by and construed in accordance with the laws of the State of Florida and all proceedings hereunder shall be set in the venue of Palm Beach County.

NOTICES.
All notices hereunder shall be addressed to the appropriate party(ies) and delivered as follows:
     To NetWeb OnLine.Com Inc., pobox 29-4317, Boca Raton, Florida 33429 To The Efimovs: Bryan J. Efimov, 4419 Santa Fe Lane, McKinney, TX 75070

COUNTERPARTS  AND  SIGNATURES.
This Agreement may be duly executed in counterparts, with all of them being deemed one document. All signatures may be obtained by electronic 'facsimile' transmission, and which shall be deemed originals.

In Witness Whereof, the parties hereby execute this Agreement as of June 26, 2000.

NETWEB                                  NETWEB  ONLINE.COM  INC.
                                        --------------------------------

                                        BY: /s/ Harvey  Judkowitz
                                        --------------------------------
                                                HARVEY  JUDKOWITZ,  CEO

EFIMOVS:

/S/  THEODORE  EFIMOV                      /S/  BRYAN  EFIMOV
------------------------------          --------------------------------
THEODORE  A.  EFIMOV                            BRYAN  J. EFIMOV


/S/  SYLVIA  EFIMOV                        /S/  PATRICIA  EFIMOV
------------------------------          --------------------------------
SYLVIA  A.  EFIMOV                              PATRICIA  EFIMOV